EXHIBIT 1.1
                                SunAmerica Inc.
                                 $175,000,000
                      5.60% Debentures due July 31, 2097

                              PURCHASE AGREEMENT

                                                                 July 28, 1997
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
Deutsche Morgan Grenfell Inc.
Morgan Stanley & Co. Incorporated

c/o  Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
     North Tower
     World Financial Center
     New York, New York  10281-1209

Dear Sirs:

                  SunAmerica Inc., a Maryland corporation (the "Company"), confirms its agreement to sell, subject to the terms and conditions stated herein, to the several Underwriters named in Schedule I hereto (the "Underwriters") $175 million principal amount of 5.60% Debentures due July 31, 2097 (the "Securities") of the Company. The Securities will be issued pursuant to the provisions of a Senior Indenture (the "Senior Indenture"), dated as of April 15, 1993, as supplemented by indenture supplements dated June 28, 1993 and October 28, 1996 (collectively with the Senior Indenture the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (the "Trustee").

                  SunAmerica Capital Trust IV, SunAmerica Capital Trust V and SunAmerica Capital Trust VI (collectively, the "SunAmerica Trusts") and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-31619, 333-31619-01, 333-31619-02 and 333-31619-03) and pre-effective Amendment No. 1 thereto, including a prospectus, covering the registration of securities of the Company and the SunAmerica Trusts (including the Securities) under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, including the exhibits thereto and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") is referred to herein as the "Registration Statement;" and the final prospectus and the prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for confirming sales of the Securities, are collectively referred to herein as the "Prospectus;" provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. As used herein, the term "preliminary prospectus" shall be deemed to refer to any preliminary prospectus supplement specifically relating to the Securities and the prospectus used before the registration statement became effective.

            All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

                  1. Representations and Warranties. (a) The Company represents and warrants to each of the Underwriters as follows:

                              (i) The Registration Statement (including the most recent post-effective amendment thereto, if any) has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                              (ii) (a)  Each document filed or to be filed
            pursuant to the 1934 Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder (the "1934 Act Regulations"), (b) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement, since the later of the date it became effective and the date of the most recent post-effective amendment, if any, will not fail to reflect any facts or events which individually or in the aggregate represent a fundamental change in the information set forth in the Registration Statement as of such date, (c) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act Regulations and (d) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(ii) do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the trustee thereunder.

                              (iii)  This Agreement and the transactions
            contemplated hereby have been duly authorized, and this Agreement has been duly executed and delivered by the Company.

                              (iv)  The Senior Indenture has been duly
            qualified under the Trust Indenture Act and the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a proceeding at law or in equity).

                              (v) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and
            (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a proceeding at law or in equity).

                              (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

                              (vii)  Each of SunAmerica Life Insurance
            Company, Anchor National Life Insurance Company and Resources Trust Company (together, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned (except for directors qualifying shares) directly or through subsidiaries, by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                              (viii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and Prospectus (except for subsequent issuances, if any, pursuant to reservations, stock option agreements, employee benefit plans or the exercise of convertible securities which may be referred to in the Registration Statement and Prospectus); all of the issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

                              (ix)  None of the Company nor any of the
            Subsidiaries is in violation of its respective charter or bylaws, as applicable, or in default in the performance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or of any of the Subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities and the issuance and sale of the Securities will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any of the Subsidiaries or any applicable law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Securities, or the issuance and sale of the Securities, except such as may be required by the securities or Blue Sky laws or insurance securities laws of the various states in connection with the offer and sale of the Securities or such as have been obtained.

                              (x)  There are no legal or governmental
            proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or which are reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, or which would be reasonably likely to materially and adversely affect a material portion of the properties or assets thereof or which is reasonably likely to materially and adversely affect the consummation of this Agreement, the Indenture or the Securities or the transactions contemplated hereby or thereby; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents that are required to be filed as exhibits to the Registration Statement, by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations thereunder that have not been filed as required, except that by the Time of Delivery (as defined herein) the Company will file on Form 8-K this Agreement and certain other agreements relating to the Securities and the transactions contemplated hereby that are required to be filed.

                              (xi)  The accountants who certified the
            financial statements and supporting schedules included or incorporated by reference in the Registration Statement and Prospectus are independent public accountants with respect to the Company and the subsidiaries of the Company as required by the 1933 Act and the 1933 Act Regulations promulgated thereunder.

                              (xii) The financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus present fairly the financial position of the Company and the consolidated subsidiaries of the Company as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the ratios of earnings to fixed charges and earnings to combined fixed charges (including preferred stock dividends) included in the Registration Statement or Prospectus have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission; and the supporting schedules included or incorporated by reference in the Registration Statement or Prospectus present fairly the information required to be included therein.

                              (xiii) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as otherwise stated or contemplated therein, (a) there has been no material adverse change and no development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (b) there have been no transactions entered into by the Company or any of its subsidiaries which are material to the Company and its subsidiaries, considered as one enterprise, other than those entered into in the ordinary course of business and (c) except for regular quarterly dividends on common stock of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                              (xiv) The Company and the Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state or federal regulatory agencies or bodies as are necessary to conduct the business as now conducted by them and as described in the Registration Statement or Prospectus, except where the failure to so possess such certificates, authorizations or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

                              (xv) There are no holders of securities of the
            Company with currently exercisable registration rights to have any securities registered as part of the Registration Statement or included in the offering contemplated by this Agreement.

                              (xvi) The Company is not an "investment company"
            within the meaning of the Investment Company Act of 1940, as amended.

                              (xvii) The Securities conform in all material
            respects to all statements relating to the Securities contained in the Prospectus and the Registration Statement.

                              (xviii) No "forward looking statement" (as
            defined in Rule 175 under the Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.

                              (xix) The Company recognizes and acknowledges for all purposes of this Agreement that the only information relating to any Underwriter furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus consists of the last paragraph on the cover page of the Prospectus Supplement, and the names of the Underwriters and the second sentence of the fourth paragraph and the entire third paragraph under the caption "Underwriting" in the Prospectus Supplement.

                  2. Public Offering. The Company is advised by the Underwriters that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement has been entered into as in the Underwriters' judgment is advisable. The terms of the public offering of the Securities are set forth in the Prospectus.

                  3. Purchase and Sale. Subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the Securities set forth opposite the name of such Underwriter in Schedule I hereto.

                  4. Purchase and Delivery. Certificates in definitive or temporary form for the Securities to be purchased by the Underwriters hereunder, and in such denominations and registered in such names as Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you against the delivery to the Company, by wire transfer of same day funds to the account designated in writing by the Company, of the purchase price for the Securities. The purchase price payable by the Underwriters for the Securities shall be 74.249% of the principal amount thereof. The time and date of such delivery and payment shall be 10:00 a.m., New York time, on July 31, 1997, or such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Securities is herein called the "Time of Delivery." Unless otherwise instructed by Merrill Lynch in the request referred to above, such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the offices of Merrill Lynch in New York set forth on the first page hereof.

                  5. Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

                  (a) To furnish the Underwriters, without charge, a conformed copy of the Registration Statement (including exhibits thereto) and, prior to 5:00 p.m. New York City time on the Business Day next succeeding this Agreement during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement, as the Underwriters may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Securities, to furnish to the Underwriters a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object.

                  (c) If, during such period after the first date of the public offering of the Securities as the Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws or insurance securities laws of such jurisdictions as the Underwriters shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Securities by the National Association of Securities Dealers, Inc., if any.

                  (e) To make generally available to the Company's security holders and to the Underwriters as soon as practicable an earnings statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the 1933 Act and the 1933 Act Regulations.

                  (f) During the period mentioned in paragraph (c) above, to advise the Underwriters promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose.

                  (g) Not to, and to cause its subsidiaries not to, without the prior written consent of the Underwriters, directly or indirectly, prior to the First Time of Delivery, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Securities, or any securities of the Company substantially similar with a 50 year or greater maturity to the Securities or any securities convertible into or exchangeable or exercisable for any Securities or substantially similar securities with a 50 year or greater maturity; provided, however, that such restrictions shall not affect the ability of the Company or its subsidiaries to take any such action (i) as a consequence of obligations under securities outstanding prior to the date of the Prospectus, (ii) in connection with any employee benefit or incentive plan of the Company or its subsidiaries or (iii) in connection with the offering of the Securities.

                  6. Expenses. The Company will pay (i) all expenses incident to the performance of its obligations under this Agreement, (ii) the expenses of printing all documents relating to the offering and of the mailing and delivering of copies thereof to the Underwriters and (iii) any fees charged by investment rating agencies for rating the Securities.

                  7. Conditions to Closing. The obligations of the Underwriters hereunder, as to the Securities to be delivered at the Time of Delivery, shall be subject to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) Subsequent to the execution and delivery of this Agreement and prior to the Time of Delivery, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (c) The Underwriters shall have received on the Time of Delivery a certificate, dated the Time of Delivery and signed by an executive officer of the Company, to the effect set forth in clauses (a) and (b) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Time of Delivery and that the Company has complied with all of the agreements and satisfied all of the obligations on its part to be performed or satisfied on or before the Time of Delivery.

                  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (d) The Underwriters shall have received on the Time of Delivery opinions of Piper & Marbury L.L.P., Maryland counsel to the Company, Susan L. Harris, Esq., Senior Vice President and General Counsel--Corporate Affairs for the Company, and Davis Polk & Wardwell, special counsel to the Company, dated the Closing Date, to the effect set forth in Exhibits A, B and C, respectively. In giving such opinion, Ms. Harris may rely, as to matters governed by laws other than the laws of the State of California and the federal law of the United States of America, on an opinion or opinions of Davis Polk & Wardwell and Piper & Marbury L.L.P., and Davis Polk & Wardwell may rely, as to matters governed by laws other than the laws of the State of New York and the federal law of the United States of America, on an opinion of Piper & Marbury L.L.P., in each case so long as such opinion shall be dated the Time of Delivery and in form and substance satisfactory to the Underwriters, and shall expressly permit the Underwriters to rely thereon as if such opinion were addressed to the Underwriters.

                  (e) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                  (f) The Underwriters shall have received on the date hereof and the Time of Delivery a letter, dated the date hereof or the Time of Delivery, respectively, in form and substance satisfactory to the Underwriters, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters in accordance with AICPA standards, with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  (g) On the Time of Delivery, (i) the Securities shall have a rating of at least "Baa1" from Moody's Investors Service, Inc. and at least "A" from Standard & Poor's Corporation as evidenced in a letter from such rating agencies or by other evidence satisfactory to the Underwriters and (ii) no securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization and the Company shall have delivered to the Underwriters a letter from such rating agency (or other evidence satisfactory to the Underwriters), confirming that the Securities have such ratings.

                  8. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by such Underwriter in writing expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to such purchase, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. This indemnity will be in addition to any liability which the Company may otherwise have.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only to the extent that any untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company by any Underwriter in writing expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. This indemnity will be in addition to any liability which the Underwriters may otherwise have.

                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Merrill Lynch, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first or second paragraph in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bears to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities purchased by each of such Underwriters and not joint.

                  The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  The indemnity and contribution provisions contained in this
Section 8 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

                  9. Termination. This Agreement shall be subject to termination, by notice given by the Underwriters to the Company, if (a) after the execution and delivery of this Agreement and prior to the Time of Delivery
(i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the American Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse, or (iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of any of the Underwriters, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Securities. Nothing in the foregoing sentence shall limit the Company's obligations to pay expenses as provided in Section 6.

                  10. Defaulting Underwriters. If, on the Time of Delivery, any Underwriter or Underwriters shall fail or refuse to purchase Securities to be purchased on such date and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Underwriters or the Company shall have the right to postpone the Time of Delivery but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  11. Notices. In all dealings hereunder, the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by Merrill Lynch on behalf of the Underwriters.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, Attention: Jim Jackson; and if to the Company shall be delivered or sent by mail or facsimile transmission to it at SunAmerica Inc., 1 SunAmerica Center, 1999 Avenue of the Stars, Century City, Los Angeles, California 90067-6022; Attention: Susan Harris. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  12. Parties. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  14. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  15. Acknowledgment. The Company and the Underwriters acknowledge that Davis Polk & Wardwell, which is acting as special counsel to the Company in connection with the offer and sale of the Securities, also acts as counsel from time to time to one or more of the Underwriters in connection with unrelated matters. The Company and the Underwriters consent to Davis Polk & Wardwell so acting as special counsel to the Company. The Company and the Underwriters also acknowledge that Skadden, Arps, Slate, Meagher & Flom LLP, which is acting as counsel to the Underwriters in connection with the offer and sale of the Securities, also acts as counsel from time to time to the Company and certain of its affiliates in connection with unrelated matters. The Company and the Underwriters consent to Skadden, Arps, Slate, Meagher & Flom LLP so acting as counsel to the Underwriters.

                  16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,

                                          SUNAMERICA INC.


                                         By:___________________________
                                         Name:  James R. Belardi
                                         Title: Executive Vice President


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
DEUTSCHE MORGAN GRENFELL INC.
MORGAN STANLEY & CO. INCORPORATED

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED


By:____________________________________
   Name:
   Title:


                                  SCHEDULE I


                                                              PRINCIPAL AMOUNT
       UNDERWRITER                                             OF DEBENTURES
       -----------                                            ----------------


MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED...................................................70,000,000
DEUTSCHE MORGAN GRENFELL INC......................................70,000,000
MORGAN STANLEY & CO. INCORPORATED.................................35,000,000
                                                                 ===========
                                          Total................  175,000,000



                                                            Exhibit A


                  Opinion of Maryland Counsel for the Company

                  The opinion of Piper & Marbury L.L.P., Maryland counsel for the Company, to be delivered pursuant to Section 7(d) of the Purchase Agreement, shall be limited to the laws of the State of Maryland and shall be to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws under the State of Maryland; and the Company has the corporate power under the laws of the State of Maryland and under its charter to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) each of the Purchase Agreement, and the Indenture has been duly authorized and duly executed by the Company;

                  (iii) the Securities have been duly authorized and executed by the Company;

                  (iv) the execution and delivery of the Purchase Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated therein, will not result in any violation of the provisions of the charter or by-laws of the Company or any material applicable law, administrative regulations or administrative or court decree applicable to the Company (except that no opinion need be expressed with respect to Maryland securities or Blue Sky laws);

                  (v) the forms of certificates used to evidence the Securities comply with all applicable statutory requirements; and

                  (vi) the Company's Restated Articles of Incorporation filed with the Maryland State Department of Assessments and Taxation on October 3, 1991 represented on such date the true, correct and complete articles of incorporation, as amended, governing the Company.

                                                                     Exhibit B

                      Opinion of Counsel for the Company

                  The opinion of Susan L. Harris, Senior Vice President and General Counsel--Corporate Affairs of the Company, to be delivered pursuant to
Section 7(d) of the Purchase Agreement shall be to the effect that:

                  (i) to the best of such counsel's knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, on the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise;

                  (ii) the authorized, issued and outstanding capital stock of the Company is correctly set forth in the Prospectus under "Description of Capital Stock" as of July 24, 1997;

                  (iii) each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and Prospectus, it being understood that, as to each Subsidiary, the foregoing opinion is based solely on a certificate dated as of a recent date of an appropriate official of the jurisdiction of incorporation of such subsidiary and, as applicable, a letter from CT Corporation System dated as of a recent date as to the good standing of such Subsidiary in such jurisdiction, copies of which will be delivered to the Underwriters on the date of such opinion; nothing has come to the attention of such counsel to lead such counsel to believe that any of SunAmerica Life Insurance Company or Anchor National Life Insurance Company is not duly qualified as a foreign corporation to transact business or is not in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; to the best of such counsel's knowledge and information, all of the issued and outstanding capital stock of each Subsidiary is owned (except for directors qualifying shares), directly or through subsidiaries, by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (iv) to the best of such counsel's knowledge and information, the issuance and delivery of the Securities, the execution and delivery of the Purchase Agreement, the Indenture and the consummation of the transactions contemplated herein and therein, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company and the Subsidiaries or any material applicable law, administrative regulation or administrative or court decree; and, to the best of such counsel's knowledge and information, no authorization, consent, or approval of, or other order by, any court or administrative or governmental authority or agency is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, or for the issuance and sale of the Securities, except such as may be required by the 1933 Act or the 1933 Act Regulations, the securities or Blue Sky laws or insurance securities laws of the various states or except such as have been obtained;

                  (v) to the best of such counsel's knowledge and information, there are no statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not described as required and there are no legal or governmental proceedings pending or threatened which are required to be described in the Registration Statement or the Prospectus, other than those disclosed therein;

                  (vi) to the best of such counsel's knowledge and information there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto, other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects and, to the best of such counsel's knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage loan agreement, note, lease or other instrument so described, referred to or filed, which default could have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

                  (vii) (1) such counsel is of the opinion that each document, if any, filed pursuant to the 1934 Act and incorporated by reference in the Prospectus at the time it was filed or last amended (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the applicable rules and regulations of the Commission thereunder, (2) nothing has come to the attention of such counsel that would lead such counsel to believe that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and except for the parts of the Registration Statement that constitute the Form T-1s, as to which such counsel need not express any belief) each part of the Registration Statement, when such part became effective and, as of the date of this Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the Time of Delivery (except in each case for financial statements, supporting schedules and other financial data included or incorporated by reference therein and except for the parts of the Registration Statement that constitute the Form T-1s, as to which such counsel need not express any opinion), appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder and (4) nothing has come to the attention of such counsel that would lead such counsel to believe that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and except for the parts of the Registration Statement that constitute the Form T-1s, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (viii) the Registration Statement is effective under the 1933 Act, and to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings for such purpose are pending before or threatened by the Commission.

                  With respect to the foregoing paragraph (vii), such counsel may state that her opinion and belief are based upon her participation in the preparation of the Registration Statement and Prospectus and any amendments, supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                                                                     Exhibit C

                  Opinion of Special Counsel for the Company

                  The opinion of Davis Polk & Wardwell, special counsel to the Company, to be delivered pursuant to Section 7(d) of the Purchase Agreement, shall be to the effect that:

                  (i) The statements in the Prospectus under the captions "Description of the Debentures," and "Description of the Senior Debt Securities and Subordinated Debt Securities" insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize, in all material respects, such legal matters or documents.

                  (ii) Nothing has come to the attention of such counsel that would lead such counsel to believe that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1s, as to which such counsel need not express any belief) each part of the Registration Statement, when such part became effective and as of the date of the Purchase Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) such counsel is of the opinion that the Registration Statement as of its effective date and the Prospectus as of the date of such opinion (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1s as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder and (3) nothing has come to the attention of such counsel that would lead such counsel to believe that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1s and, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iii) The Senior Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended; the Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (iv) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (v) To the best of such counsel's knowledge and information, no authorization, consent or approval of, or other order by, any New York State or federal court or New York State or federal administrative or governmental authority or agency is required for the issuance and sale of the Securities, except such as may be required under the 1933 Act, the 1934 Act or by the securities or Blue Sky laws or insurance securities laws of the various states or except such as have been obtained.

                  (vi) Assuming that each of the Indenture, and the Securities have been duly authorized, executed and delivered by the Company under Maryland law, each is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms (and, in the case of the Securities, entitled to the benefits of the Indenture), except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a proceeding at law or in equity); and

                  (vii) Though the summary set forth in the Prospectus
            Supplement under the heading "United States Taxation" does not purport to discuss all possible United States federal income tax consequences of the ownership and disposition of the Debentures, such summary accurately describes the principal United States federal income tax consequences of the ownership and disposition of the Debentures to the United States holders described therein under current law.

                  With respect to the opinion set forth in paragraph (ii), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference) but are without independent check or verification, except as specified.